Exhibit 99.2


                              Old National Bancorp

[LOGO OF OLD NATIONAL BANCORP]


                              Financial Trends

                              First Quarter 2004


                              April 22, 2004


                              Please direct inquiries to:

                              John Poelker, Executive Vice President & Chief Financial Officer (812) 461-9099 or Candice Jenkins, Vice President & Corporate Controller
                             (812) 461-9769


Note: - Disclosures based on operating earnings, which exclude gains on branch divestitures and restructuring charges, are included to provide comparable data between years.

     - Certain prior year amounts may have been restated to conform with the 2004 presentation. Such reclassifications had no effect on net income.

     - All share and per share data have been adjusted for stock dividends and stock splits.

                                                      Old National Bancorp
                                                       Financial Summary
                                                       -----------------
                                                       First Quarter 2004
                                                                               2003                              2004
                                                                  -------------------------------   -------------------------------
  2000   2001   2002   2003                                       1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
  ----   ----   ----   ----                                       ------- ------- ------- -------   ------- ------- ------- -------
                            Profitability (in millions)
                            ---------------------------
  61.7   93.0  117.9   70.4 NET INCOME from Continuing Operations   26.3   27.1     11.8     5.3     19.5
 (25.7)  (5.9)   8.3      - NON-OPERATING Income (Expense)             -      -        -       -        -
  87.4   99.0  109.6   70.4 OPERATING EARNINGS (2)                  26.3   27.1     11.8     5.3     19.5
  91.5  105.1  110.7   72.5 OPERATING CASH EARNINGS (1)             26.7   27.5     12.4     5.9     20.1
-----------------------------------------------------------------------------------------------------------------------------------

                            Diluted EPS
                            -----------
  0.90   1.36   1.75   1.05 Net Income from Continuing Operations   0.39   0.41     0.17    0.08     0.29
 (0.35) (0.09)  0.12      - Non-Operating                              -      -        -       -        -
  1.25   1.44   1.63   1.05 Operating (2)                           0.39   0.41     0.17    0.08     0.29
  1.32   1.53   1.64   1.08 Operating Cash (1)                      0.40   0.41     0.18    0.09     0.30
-----------------------------------------------------------------------------------------------------------------------------------

                            Net Income Ratios
                            -----------------
10.55% 14.45% 17.05%  9.48% Return on Common Equity               14.03% 14.28%    6.37%   2.92%   10.68%
 0.73%  1.05%  1.27%  0.74% Return on Assets                       1.11%  1.12%    0.49%   0.22%    0.84%
-----------------------------------------------------------------------------------------------------------------------------------

                            Operating  Ratios
                            -----------------
 1.03%  1.12%  1.18%  0.74% Return on Assets (2)                   1.11%  1.12%    0.49%   0.22%    0.84%
 58.3%  57.6%  56.5%  61.3% Efficiency Ratio (2)                   58.9%  53.7%    63.2%   70.9%    68.9%
 3.65%  3.77%  3.65%  3.37% Net Interest Margin                    3.46%  3.35%    3.32%   3.37%    3.37%
 0.39%  0.45%  0.34%  1.21% Net Charge-offs / Average Loans (3)    0.89%  0.60%    1.85%   1.48%    0.25%
-----------------------------------------------------------------------------------------------------------------------------------

                            Capital Ratios:
                            ---------------
                            Risk-Based Capital Ratios (end of
                            period):
  9.2%   9.3%  11.1%  11.0%   Tier 1                               11.3%  11.4%    11.1%   11.0%    11.1%
 10.4%  12.8%  14.8%  14.7%   Total                                15.0%  15.1%    14.7%   14.7%    14.8%
  6.7%   6.6%   7.5%   7.3% Leverage Ratio (to average assets)      7.6%   7.5%     7.3%    7.3%     7.5%

 6.92%  7.27%  7.47%  7.78% Total equity to assets (averages)      7.88%  7.85%    7.70%   7.70%    7.89%
-----------------------------------------------------------------------------------------------------------------------------------

                            Stock Price/ Dividend Ratios:
                            -----------------------------
  0.56   0.59   0.66   0.72 Per Share Dividend                      0.18   0.18     0.18    0.18     0.19
   44%    41%    41%    69% Dividend Payout Ratio                    46%    44%     100%    226%      66%
 24.63  21.81  22.04  21.76 Stock Price at EOP                     20.38  21.90    21.29   21.76    22.60
  8.98   9.48  11.05  10.75 Book Value Per Share                   11.13  11.48    10.80   10.75    11.15
-----------------------------------------------------------------------------------------------------------------------------------
                           (1)  Excludes after-tax impact of amortization of intangible assets.
                           (2)  Operating earnings exclude gains on branch divestitures and restructuring charges.
                           (3)  Net charge-offs include $12.5 million and $2.2 million of write-downs on loans transferred
                                to held for sale for the third quarter and second quarter of 2003, respectively.              PAGE 1

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
                                                      Old National Bancorp
                                                        INCOME STATEMENT
                                                        ----------------
                                            ($ In Millions except EPS information)
   Three Months       Change                                                    First Quarter           Change
---------------- ---------------                                            -------------------    ---------------
  2004     2003      $       %                                                2004        2003         $       %
-------  ------- -------- ------                                            -------     -------    -------- ------
$ 114.2  $ 130.0 $ (15.8)   -12% Interest Income - FTE                      $ 114.2     $ 130.0    $ (15.8)   -12%
   43.0     53.8   (10.8)   -20% Less:  Interest Expense                       43.0        53.8      (10.8)   -20%
-------  ------- -------- ------                                            -------     -------    -------- ------

   71.2     76.2    (5.0)    -7% Net Interest Income - FTE                     71.2        76.2       (5.0)    -7%

    7.5      7.4     0.1      2% Trust and asset management fees                7.5         7.4        0.1      2%
   10.8     10.8    (0.0)     0% Service charges on deposit accounts           10.8        10.8       (0.0)     0%
   14.5      8.2     6.3     76% Insurance premiums and commissions            14.5         8.2        6.3     76%
    3.2      2.7     0.5     19% Investment product fees                        3.2         2.7        0.5     19%
   (0.3)     4.4    (4.7)  -107% Mortgage banking revenue                      (0.3)        4.4       (4.7)  -107%
    8.0      6.7     1.3     19% Other income                                   8.0         6.7        1.3     19%
-------  ------- -------- ------                                            -------     -------    -------- ------
   43.6     40.2     3.5      9%   Total Fees and Service Charges              43.6        40.2        3.4      9%

    2.0      2.7    (0.7)   -27% Gains (Losses) Sales of Securities             2.0         2.7       (0.7)   -27%

   45.6     42.9     2.7      6%   Total Noninterest Income                    45.6        42.9        2.7      6%

  116.8    119.1    (2.3)    -2%   Total Revenues (FTE)                       116.8       119.1       (2.3)    -2%

   49.3     41.7     7.6     18% Salaries and employee benefits                49.3        41.7        7.6     18%
   31.2     28.5     2.7      9% Other expense                                 31.2        28.5        2.7      9%
-------  ------- -------- ------                                            -------     -------    -------- ------

   80.5     70.2    10.3     15%   Total Noninterest Expense                   80.5        70.2       10.3     15%

    7.5      9.0    (1.5)   -17% Provision for loan losses                      7.5         9.0       (1.5)   -17%

   28.9     39.9   (11.1)   -28%   Pre-Tax Income (FTE)                        28.9        39.9      (11.1)   -28%

    3.3      7.3    (4.0)   -55% Income Taxes                                   3.3         7.3       (4.0)   -55%
    6.1      6.4    (0.3)    -5% FTE Adjustment                                 6.1         6.4       (0.3)    -5%
-------  ------- -------- ------                                            -------     -------    -------- ------

    9.4     13.7    (4.3)   -32%   Total Taxes (FTE)                            9.4        13.7       (4.3)   -32%

   19.5     26.3    (6.8)   -26%    Operating Earnings (1)                     19.5        26.3       (6.8)   -26%
      -        -       -     N/M Non-Operating Income (Expense)                   -           -          -     N/M
--------------------------------                                            --------------------------------------
 $ 19.5   $ 26.3  $ (6.8)   -26%    Net Income from Cont. Ops.               $ 19.5      $ 26.3     $ (6.8)   -26%
================================                                            ======================================

   0.29     0.39   (0.10)   -26% EPS - Diluted Net Income from Cont. Ops.      0.29        0.39      (0.10)   -26%
      -        -       -     N/M EPS - Non-Operating                              -           -          -     N/M
   0.29     0.39   (0.10)   -26% EPS - Diluted Operating (1)                   0.29        0.39      (0.10)   -26%
   0.30     0.40   (0.10)   -25% EPS - Diluted Operating Cash (2)              0.30        0.40      (0.10)   -25%

 66,449   66,773    (324)     0% EOP Shares Outstanding (000s)               66,449      66,773       (324)     0%
 66,359   66,889    (530)    -1% Average Basic Shares (000s)                 66,359      66,889       (530)    -1%
 66,460   66,945    (485)    -1% Average Diluted Shares (000s)               66,460      66,945       (485)    -1%


                                 FTE - Fully taxable equivalent basis

                                 (1) Operating earnings exclude gains on branch divestitures and restructuring charges.
                                 (2) Excludes after-tax impact of amortization of intangible assets.                          PAGE 2

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
                                                      Old National Bancorp
                                                        NET INCOME TRENDS
                                                        -----------------
                                                       First Quarter 2004
                                             ($ In Millions except EPS information)
                                                                                  2003                             2004
                                                                    -------------------------------  -------------------------------
 2000   2001   2002   2003                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
 ----   ----   ----   ----                                          ------- ------- ------- -------  ------- ------- ------- -------
 657.9  651.0  572.6  494.9  Interest Income - FTE                   130.0   126.6   120.9   117.4   114.2
 368.4  338.4  258.0  197.7  Less: Interest Expense                   53.8    51.8    47.3    44.9    43.0
 --------------------------                                         -------------------------------  -------------------------------
 289.5  312.6  314.6  297.1  Net Interest Income - FTE                76.2    74.8    73.6    72.5    71.2

  22.6   20.7   24.4   30.5  Trust and asset management fees           7.4     7.7     7.6     7.8     7.5
  34.3   40.5   42.0   44.9  Service charges on deposit accounts      10.8    11.6    11.5    11.0    10.8
  11.5   13.3   16.7   39.2  Insurance premiums and commissions        8.2     9.1    10.1    11.9    14.5
   7.1    6.8    9.0   10.6  Investment product fees                   2.7     2.7     2.6     2.6     3.2
   2.6    9.7   14.5   19.1  Mortgage banking revenue                  4.4     4.9     8.0     1.8    (0.3)
  23.7   17.2   23.0   24.3  Other income                              6.7     6.2     5.9     5.5     8.0
 101.8  108.2  129.6  168.6    Total Fees and Service Charges         40.2    42.2    45.7    40.5    43.6

  (0.1)   4.8   12.4   23.6  Gains (Losses) Sales of Securities        2.7    20.8     0.1       -     2.0

 101.7  113.0  142.0  192.1    Total Noninterest Income               42.9    62.9    45.8    40.5    45.6

 391.2  425.6  456.6  489.3    Total Revenues (FTE)                  119.1   137.7   119.4   113.0   116.8

 130.2  138.2  148.4  169.0  Salaries and employee benefits           41.7    44.1    43.4    39.8    49.3
  97.8  106.9  109.4  130.7  Other expense                            28.5    29.8    32.1    40.3    31.2

 228.0  245.1  257.8  299.7    Total Noninterest Expense              70.2    74.0    75.5    80.1    80.5

  26.0   28.7   33.5   85.0  Provision for loan losses                 9.0    22.5    27.5    26.0     7.5

 137.2  151.8  165.3  104.6    Pre-Tax Income (FTE)                   39.9    41.3    16.4     6.9    28.9

  30.1   31.5   30.5    9.0  Income Taxes                              7.3     7.9    (1.5)   (4.6)    3.3
  19.6   21.3   25.2   25.1  FTE Adjustment                            6.4     6.4     6.2     6.2     6.1

  49.8   52.8   55.6   34.1    Total Taxes (FTE)                      13.7    14.2     4.6     1.6     9.4

  87.4   99.0  109.6   70.4   Operating Earnings (1)                  26.3    27.1    11.8     5.3    19.5
 (25.7)  (5.9)   8.3      -  Non-Operating Income (Expense)              -       -       -       -       -
  61.7   93.0  117.9   70.4    Net Income from Cont. Ops.             26.3    27.1    11.8     5.3    19.5

  0.90   1.36   1.75   1.05  EPS - Diluted Net Income from Cont. Ops. 0.39    0.41    0.17    0.08    0.29
 (0.35) (0.09)  0.12      -  EPS - Non-Operating                         -       -       -       -       -
  1.25   1.44   1.63   1.05  EPS - Diluted Operating  (1)             0.39    0.41    0.17    0.08    0.29
  1.32   1.53   1.64   1.08  EPS - Diluted Operating Cash (2)         0.40    0.41    0.18    0.09    0.30

69,689 68,608 67,308 66,832  Average Diluted Shares (000s)          66,945  66,699  67,071  66,728  66,460

                             FTE - Fully taxable equivalent basis
                             (1) Operating earnings exclude gains on branch divestitures and restructuring charges.
                             (2) Excludes after-tax impact of amortization of intangible assets.                              PAGE 3
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
                                                                       Old National Bancorp
                                                                       Balance Sheet (EOP)
                                                                        First Quarter 2004
                                                                         ($ in Millions)

                                                      3/31/04       12/31/03        3/31/03   Change from Prior Year
                                                    ----------     ----------     ----------  ----------------------
Assets                                                                                              $          %
  Securities                                                                                     --------    -----
    Government and Agencies                         $    565.3     $    606.9     $    640.8     $  (75.4)    -12%
    Municipals                                           664.3          655.1          683.7        (19.5)     -3%
    Mortgage Backed                                    1,503.3        1,509.8        1,870.6       (367.3)    -20%
    Other (1)                                            156.3          160.0          125.6         30.8      24%
                                                    ----------     ----------     ----------     --------    -----
  Total Investments (1)                                2,889.3        2,931.7        3,320.7       (431.4)    -13%
                                                    ----------     ----------     ----------     --------    -----
  Residential Loans Held for Sale                         17.9           16.3           53.0        (35.1)    -66%
  Loans
    Commercial                                         1,614.5        1,618.1        1,690.4        (75.9)     -4%
    Commercial and Agriculture Real Estate             1,830.5        1,849.3        1,871.9        (41.3)     -2%
    Consumer                                           1,175.4        1,163.3        1,050.3        125.1      12%
                                                    ----------     ----------     ----------     --------    -----
        Subtotal                                       4,620.5        4,630.7        4,612.6          7.9       0%
    Residential Real Estate                              939.2          939.4          974.3        (35.2)     -4%
                                                    ----------     ----------     ----------     --------    -----
  Total Loans                                          5,559.7        5,570.1        5,586.9        (27.3)      0%
                                                    ----------     ----------     ----------     --------    -----
     Total Earning Assets                              8,466.8        8,518.2        8,960.6       (493.8)     -6%
                                                    ----------     ----------     ----------     --------    -----

Allowance for loan losses                               (108.6)        (104.6)         (84.0)       (24.6)     29%
Nonearning assets
    Goodwill and Intangible assets                       170.4          171.2          137.7         32.7      24%
    Other assets                                         730.8          769.1          710.9         19.8       3%
                                                    ----------     ----------     ----------     --------    -----
Total Nonearning assets                                  901.1          940.3          848.6         52.5       6%
                                                    ----------     ----------     ----------     --------    -----

                                                    ----------     ----------     ----------     --------    -----
     Total Assets                                   $  9,259.3     $  9,353.9     $  9,725.2     $ (465.8)     -5%
                                                    ==========     ==========     ==========     ========    =====

Liabilities and Equity
  Noninterest-bearing demand deposits               $    794.5     $    823.1     $    727.1     $   67.4       9%
  NOW and Savings accounts                             2,054.9        2,053.6        1,912.1        142.8       7%
  Money market accounts                                  593.2          608.2          594.1         (0.9)      0%
  Other time                                           2,587.3        2,635.6        2,830.5       (243.2)     -9%

                                                    ----------     ----------     ----------     --------    -----
     Total Core Deposits                               6,030.0        6,120.5        6,063.8        (33.9)     -1%
                                                    ----------     ----------     ----------     --------    -----

Borrowed Funds (includes Brokered CD's)                2,359.7        2,411.3        2,761.9       (402.2)    -15%

Accrued expenses and other liabilities                   128.8          106.6          156.4        (27.6)    -18%

                                                    ----------     ----------     ----------     --------    -----
     Total Liabilities                                 8,518.5        8,638.4        8,982.1       (463.7)     -5%
                                                    ----------     ----------     ----------     --------    -----

Shareholders' equity                                     740.9          715.5          743.0         (2.2)      0%

                                                    ----------     ----------     ----------     --------    -----
     Total Liabilities and Shareholders Equity      $  9,259.3     $  9,353.9     $  9,725.2     $ (465.8)     -5%
                                                    ==========     ==========     ==========     ========    =====
(1)  Includes money market investments.                                                                                      PAGE 4
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
                                                      Old National Bancorp
                                                      Balance Sheet Trends
                                                        PERIOD AVERAGES
                                                        ---------------
                                                        ($ in Millions)
 2000   2001   2002   2003                                                        2003                             2004
 ----   ----   ----   ----                                          -------------------------------  -------------------------------
                                                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
                                                                    ------- ------- ------- -------  ------- ------- ------- -------
                            Assets
                              Securities
 $ 513  $ 482  $ 593  $ 629     Government and Agencies               $ 708   $ 614   $ 589   $ 605    $ 587
   542    582    656    667     Municipals                              689     676     654     650      652
   666    773  1,342  1,710     Mortgage Backed                       1,573   1,886   1,814   1,567    1,484
   122    181    146    149     Other (1)                               128     132     168     167      176
---------------------------                                         -------------------------------  -------------------------------
 1,842  2,018  2,737  3,155   Total Investments (1)                   3,098   3,308   3,225   2,989    2,898
---------------------------                                         -------------------------------  -------------------------------
                              Loans
 1,476  1,692  1,690  1,687     Commercial                            1,677   1,706   1,698   1,665    1,601
                                Commercial and Agriculture Real
 1,538  1,855  1,844  1,866     Estate                                1,876   1,872   1,869   1,847    1,838
   986  1,052  1,057  1,096     Consumer                              1,054   1,069   1,110   1,149    1,168
---------------------------                                         -------------------------------  -------------------------------
 4,000  4,599  4,592  4,648         Subtotal                          4,607   4,647   4,678   4,661    4,608
 2,088  1,682  1,287  1,003     Residential Real Estate (2)           1,091     984     977     960      955
---------------------------                                         -------------------------------  -------------------------------
 6,088  6,281  5,878  5,651   Total Loans (2)                         5,698   5,631   5,655   5,621    5,563
---------------------------                                         -------------------------------  -------------------------------
 7,930  8,299  8,615  8,807      Total Earning Assets                 8,796   8,940   8,880   8,611    8,461
---------------------------                                         -------------------------------  -------------------------------

   (71)   (74)   (81)   (93)Allowance for loan losses                   (89)    (87)    (98)    (99)    (106)
   592    640    730    839 Nonearning assets                           794     811     858     891      898

---------------------------                                         -------------------------------  -------------------------------
$8,451 $8,864 $9,264 $9,552      Total Assets                       $ 9,501 $ 9,665 $ 9,639 $ 9,403  $ 9,253
===========================                                         ===============================  ===============================

                            Liabilities and Equity
 $ 637  $ 664  $ 712  $ 753   Noninterest-bearing demand deposits     $ 730   $ 744   $ 761   $ 776    $ 771
 1,299  1,339  1,678  1,984   NOW and Savings accounts                1,871   2,058   1,996   2,011    2,054
   712    778    644    612   Money market accounts                     590     587     629     642      603
 2,713  3,065  3,146  2,767   Other time                              2,900   2,813   2,694   2,659    2,602

---------------------------                                         -------------------------------  -------------------------------
 5,361  5,847  6,181  6,115      Total Core Deposits                  6,091   6,202   6,080   6,089    6,031
---------------------------                                         -------------------------------  -------------------------------

 2,417  2,287  2,294  2,573 Borrowed Funds (includes Brokered CD's)   2,541   2,594   2,683   2,474    2,387

    89     86     97    120 Accrued expenses and other liabilities      121     110     135     116      104

---------------------------                                         -------------------------------  -------------------------------
 7,866  8,220  8,572  8,809      Total Liabilities                    8,753   8,906   8,898   8,679    8,523
---------------------------                                         -------------------------------  -------------------------------

   585    644    692    743 Shareholders' equity                        749     758     742     724      731

---------------------------                                         -------------------------------  -------------------------------
$8,451 $8,864 $9,264 $9,552      Total Liabilities and Equity       $ 9,501 $ 9,665 $ 9,639 $ 9,403  $ 9,253
===========================                                         ===============================  ===============================

                            (1) Includes money market investments.
                            (2) Includes residential loans held for sale.                                                     PAGE 5
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
                                                      Old National Bancorp
                                                Interest Rate Trends (FTE basis)
                                                --------------------------------
                                                        PERIOD AVERAGES
2000  2001  2002  2003
----  ----  ----  ----                                                          2003                             2004
                                                                   -------------------------------  -------------------------------
                                                                   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
                                                                   ------- ------- ------- -------  ------- ------- ------- -------
                        Earning Assets
                          Securities
6.80% 6.17% 4.55% 3.83%     Government and Agencies                 3.99%   3.92%   3.77%   3.59%    3.39%
7.49% 7.07% 7.13% 7.02%     Municipals                              7.08%   7.03%   6.97%   6.99%    6.87%
6.84% 6.46% 5.45% 4.12%     Mortgage Backed                         4.50%   4.02%   3.81%   4.21%    4.19%
7.52% 6.05% 5.14% 4.21%     Other (1)                               4.83%   4.91%   3.64%   3.77%    3.37%
-----------------------                                            -------------------------------  -------------------------------
7.07% 6.53% 5.64% 4.68% Total Investments (1)                       4.97%   4.65%   4.43%   4.66%    4.58%
-----------------------                                            -------------------------------  -------------------------------
                          Loans
9.28% 8.18% 6.58% 5.61%     Commercial                              5.95%   5.66%   5.50%   5.35%    5.44%
8.63% 8.22% 6.93% 5.87%     Commercial and Agriculture Real Estate  6.25%   6.05%   5.62%   5.55%    5.67%
9.38% 9.28% 8.04% 7.22%     Consumer                                7.55%   7.43%   7.10%   6.85%    6.72%
-----------------------                                            -------------------------------  -------------------------------
9.05% 8.45% 7.06% 6.10%          Subtotal                           6.44%   6.22%   5.93%   5.80%    5.85%
7.93% 7.77% 7.32% 6.37%     Residential Real Estate (2)             6.72%   6.50%   6.23%   6.00%    5.84%
-----------------------                                            -------------------------------  -------------------------------
8.67% 8.27% 7.11% 6.14%   Total Loans (2)                           6.49%   6.27%   5.98%   5.83%    5.85%
-----------------------                                            -------------------------------  -------------------------------

-----------------------                                            -------------------------------  -------------------------------
8.30% 7.84% 6.65% 5.62%      Total Earning Assets                   5.95%   5.67%   5.42%   5.43%    5.42%
=======================                                            ===============================  ===============================

                        Interest-bearing Liabilities
1.94% 1.68% 1.22% 0.86%   NOW and Savings accounts                  0.99%   1.04%   0.73%   0.68%    0.68%
4.88% 3.32% 1.55% 0.94%   Money market accounts                     1.11%   1.00%   0.82%   0.83%    0.83%
5.64% 5.52% 4.58% 3.96%   Other time                                4.24%   4.03%   3.86%   3.72%    3.58%

-----------------------                                            -------------------------------  -------------------------------
4.51% 4.20% 3.19% 2.47%      Total Interest-Bearing Deposits        2.77%   2.57%   2.33%   2.22%    2.13%
-----------------------                                            -------------------------------  -------------------------------

6.43% 5.29% 3.63% 2.54% Borrowed Funds (includes Brokered CD's)     2.75%   2.59%   2.38%   2.43%    2.55%

-----------------------                                            -------------------------------  -------------------------------
5.16% 4.53% 3.32% 2.49%      Total Interest-Bearing Liabilities     2.76%   2.58%   2.34%   2.29%    2.26%
=======================                                            ===============================  ===============================

3.14% 3.31% 3.32% 3.13% Net Interest Rate Spread                    3.19%   3.09%   3.08%   3.14%    3.15%

3.65% 3.77% 3.65% 3.37% Net Interest Margin                         3.46%   3.35%   3.32%   3.37%    3.37%

                        (1) Includes money market investments.
                        (2) Includes residential loans held for sale.                                                        PAGE 6

                                                         Old National Bancorp
                                                            Asset Quality
                                                            -------------
                                                            End of Period
                                                           ($ in Millions)
  2000    2001     2002    2003
  ----    ----     ----    ----                                                  2003                             2004
                                                                    -------------------------------  -------------------------------
                                                                    1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
                                                                    ------- ------- ------- -------  ------- ------- ------- -------

   65.7    73.8     74.2    87.7 Beginning allowance for loan losses   87.7    84.0    98.0    99.4    104.6

   26.0    28.7     33.5    85.0   Provision for loan losses            9.0    22.5    27.5    26.0      7.5

    6.0       -        -       -   Acquired from acquisition              -       -       -       -        -

  (29.3)  (36.2)   (27.6)  (76.3)     Gross charge-offs (1)           (14.3)  (10.2)  (29.6)  (22.2)    (5.7)
    5.5     7.9      7.6     8.2      Gross recoveries                  1.6     1.7     3.5     1.4      2.2

---------------------------------                                   --------------------------------  ------------------------------
  (23.9)  (28.3)   (20.0)  (68.1)  Net Charge-offs (1)                (12.7)   (8.5)  (26.1)  (20.8)    (3.5)
---------------------------------                                   --------------------------------  ------------------------------

---------------------------------                                   --------------------------------  ------------------------------
   73.8    74.2     87.7   104.6 Ending allowance for loan losses      84.0    98.0    99.4   104.6    108.6
=================================                                   ================================  ==============================


                                 Net Charge-offs /
  0.39%   0.45%    0.34%   1.21% Average Loans (1) (2)                0.89%   0.60%   1.85%   1.48%    0.25%

6,087.9 6,281.0  5,878.3 5,651.4 Average Loans Outstanding (2)      5,698.0 5,631.5 5,655.0 5,621.2  5,563.0

6,348.3 6,132.9  5,769.6 5,586.5 EOP Loans Outstanding (2)          5,639.9 5,627.6 5,603.2 5,586.5  5,577.5

                                 Allowance for Loan Loss /
  1.16%   1.21%    1.52%   1.87% EOP Loans(2)                         1.49%   1.74%   1.77%   1.87%    1.95%


                                 Underperforming Assets
                                    Loans 90 days and over
    6.6    12.6      9.5     5.1    (still accruing)                   14.1     5.6    11.4     5.1      2.3
                                    Non-performing loans:
   22.7    37.9    100.3   104.6       Nonaccrual loans               116.5   146.4   110.2   104.6    107.1
    0.2    25.9        -       -       Renegotiated loans                 -       -       -       -        -
---------------------------------                                   --------------------------------  ------------------------------
   23.0    63.8    100.3   104.6          Total non-performing loans  116.5   146.4   110.2   104.6    107.1
---------------------------------                                   --------------------------------  ------------------------------
    3.6     9.2      7.9     8.8    Foreclosed properties               9.0     8.9     9.8     8.8      5.3


  0.36%   1.04%    1.74%   1.87% Non-performing loans / Loans (2)     2.07%   2.60%   1.97%   1.87%    1.92%

   321%    116%      87%    100% Allowance to Non-performing            72%     67%     90%    100%     101%

                                 (1) Net charge-offs include $12.5 million and $2.2 million of write-downs on loans transferred to held for sale for the third quarter and second quarter of 2003, respectively.
                                 (2) Includes residential loans held for sale.                                                PAGE 7